SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2019

CleanSpark, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 North Main Street, Ste. 105 Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 244-4405

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Items 1.02 and 2.01 of this Current Report on Form 8-K that relates to the entry of material agreements is incorporated by reference into this Item 1.01.

ITEM 1.02 - TERMINATION of a Material Definitive Agreement.

As previously disclosed, on May 2, 2018, CleanSpark, Inc. and Pioneer Custom Electric Products Corp., a Nevada corporation and wholly-owned subsidiary of CleanSpark, Inc. (together, the “CleanSpark”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pioneer Custom Electric Products Corp., a Delaware corporation (the “Seller”). By amendment, the closing of the transactions was contemplated by the Purchase Agreement to occur prior to December 31, 2018.

On December 27, 2018, the parties to the Purchase Agreement entered into a letter amendment (the “Amendment”) to extend the Termination Date as set forth in Section 8.1(d) of the Purchase Agreement from December 31, 2018 until on or before January 16, 2019 (the “Extension”).

Under the Amendment, the parties agreed that, in addition to the other Closing conditions set forth in the Agreement, the obligation of the CleanSpark to consummate the transactions contemplated by the Purchase Agreement, is subject to Bank of Montreal releasing any Liens it holds on the Acquired Assets. The parties further agreed that they are entering into the Extension to, amongst other things, allow the parties sufficient time to negotiate amendments to the business terms and structure of the transactions set forth in the Purchase Agreement.

On January 22, 2019, the parties to the Purchase Agreement executed a Termination of Asset Purchase Agreement and mutually terminate the Purchase Agreement in accordance with Section 8.1(a) of the Purchase Agreement.

The foregoing descriptions of the Termination of Asset Purchase Agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Termination of Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Under the Extension, the parties opted for a merger transaction, which is set forth in Item 2.01 below.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

On January 22, 2019, CleanSpark, Inc. (“CleanSpark”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pioneer Critical Power, Inc., a Delaware corporation (the “Company”), and CleanSpark Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of CleanSpark (“Merger Sub”).

The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of CleanSpark. At the effective time of the Merger, the issued and outstanding common shares of the Company will automatically be converted into the right to receive: (i) 1,750,000 of the common stock of CleanSpark, (ii) a five-year warrant to purchase 500,000 shares of CleanSpark common stock at an exercise price of $1.60 per share, and (iii) a five-year warrant to purchase 500,000 shares of CleanSpark common stock at an exercise price of $2.00 per share.

Each of the Company, Parent, and Merger Sub has made various representations and warranties and agreed to certain covenants in the Merger Agreement. The Merger closed on January 22, 2019 with the filing of a Certificate of Merger in Delaware.

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The Merger Agreement has been included to provide investors with information regarding its terms. The representations, warranties, and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement, and may not have been intended to be statements of fact, but rather as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties, and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the CleanSpark’s shareholders. None of the CleanSpark’s shareholders or any other third party should rely on the representations, warranties, and covenants, or any descriptions thereof, as characterizations of the actual state of facts or conditions of CleanSpark, the Company, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CleanSpark’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CleanSpark that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, and other documents that Parent files or has filed with the SEC.

The foregoing descriptions of the Merger Agreement and the Merger are summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Merger Agreement, and the exhibits attached thereto, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Support Agreements

As a condition to the Merger Agreement, on January 22, 2019, CleanSpark and Pioneer Power Solutions, Inc. (“Pioneer Power”), a Delaware corporation and sole shareholder of the Company prior to the Merger, entered into a Non-Competition and Non-Solicitation Agreement whereby Pioneer Power agreed, among other things, to not compete with the Company or solicit employees or customers of the Company for a period of four years.

As another condition to the Merger Agreement, on January 22, 2019, CleanSpark, the Company and Pioneer Power entered into an Indemnity Agreement, whereby Pioneer Power agreed to indemnify CleanSpark for any claims made by Myers Power Products, Inc. in the case titled Myers Power Products, Inc. v. Pioneer Power Solutions, Inc., Pioneer Custom Electrical Products, Corp., et al., Los Angeles County Superior Court Case No. BC606546 (“Myers Power Case”) as they may relate to the Company or CleanSpark post-closing of the Merger Agreement.

Finally, as another condition to the Merger Agreement, on January 22, 2019, CleanSpark and Pioneer Power entered into a Contract Manufacturing Agreement, whereby Pioneer Power shall exclusively manufacture parallel switchgears, automatic transfer switches and related control and circuit protective equipment for CleanSpark for a period of eighteen months.

The foregoing descriptions of the Non-Competition and Non-Solicitation Agreement, the Indemnity Agreement and the Manufacturing Agreement are summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Non-Competition and Non-Solicitation Agreement, the Indemnity Agreement and the Manufacturing Agreement, and the exhibits attached thereto, copies of which are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 22, 2019
10.1	Termination of Asset Purchase Agreement, dated January 22, 2019
10.2	Non-Competition and Non-Solicitation Agreement, dated January 22, 2019
10.3	Indemnity Agreement, dated January 22, 2019
10.4	Contract Manufacturing Agreement, dated January 22, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CleanSpark, Inc.

/s/ Zachary Bradford

Zachary Bradford
CFO

Date: January 24, 2019

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